EXHIBIT 32.2

                        CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO
                           SECTION 906 OF THE
                       SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 2 to the Annual Report of Research Frontiers Incorporated (the "Company") on Form 10-
K/A for the fiscal year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report") , I, Joseph M. Harary, President, Treasurer and Principal Accounting Officer of the Company, certify, pursuant to 18
U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


/s/  Joseph M. Harary
     Joseph M. Harary
     President, Treasurer and Chief Accounting Officer
     October 28, 2004